Exhibit 99.4

Amendment to the Amended and Restated Bylaws of iPCS, Inc.
(adopted February 3, 2006)

1.             Section 40 is amended to read in its entirety as follows:

“The fiscal year of the corporation shall begin on the first day of January in each year and end on the last day of December in each year.”